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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                         DATE OF REPORT: AUGUST 14, 2002



                             APPLIED INNOVATION INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    Delaware                     0-21352                        31-1177192
---------------        -----------------------------      ----------------------
(STATE OR OTHER            (COMMISSION FILE NO.)              (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                              5800 Innovation Drive
                               Dublin, Ohio 43016
                                 (614) 798-2000
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS.

         On August 14, 2002, Applied Innovation Inc., a Delaware corporation (the "Company"), issued a press release announcing a restructuring plan to significantly reduce its cost structure, changes in management associated with the restructuring plan, and revenue guidance for its third quarter ending September 30, 2002. The press release dated August 14, 2002 is included as
Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

         As part of the restructuring plan, the Company will reduce its staffing by approximately 100, reducing the current employee base from about 250 to 150. This reduction, which includes several officers of the Company, is across all functional lines. In addition, Gerard B. Moersdorf, Jr., Chairman and Founder of the Company, will resume his previous role as President and Chief Executive Officer of the Company, replacing Robert L. Smialek, who has served the Company in that role since July 2000.

         As a result of the restructuring plan, the Company expects to record a charge of approximately $2.0 - $2.4 million during the third quarter, comprised primarily of severance and other benefits for affected employees, as well as charges related to excess equipment and leased offices. The Company announced that its primary near-term market and product focus will be on maintaining strong relationships with its Regional Bell Operating Company (RBOC) customers, landing one or more large independent operating companies (IOCs) as customers and continuing the expansion of wireless and international sales.

         The Company also provided guidance that third quarter revenues will likely decrease substantially from the second quarter level.


ITEM 7. EXHIBITS.

        (c)      EXHIBITS.

             Exhibit No.                   Description

                 99 Press Release, dated August 14, 2002, entitled "Applied Innovation Announces Restructuring Plan"



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            APPLIED INNOVATION INC.


Date:  August 14, 2002             By:      /s/ Michael P. Keegan
                                        ----------------------------------------
                                            Michael P. Keegan,
                                            Vice President, Chief Financial
                                            Officer and Treasurer







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                                  EXHIBIT INDEX

               Exhibit No.                    Description

                 99 Press Release, dated August 14, 2002, entitled "Applied Innovation Announces Restructuring Plan"